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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 13, 1997
                                                  ------------

                                MERCK & CO., Inc.
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             (Exact name of Registrant as specified in its charter)

                                   New Jersey
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                 (State or other jurisdiction of incorporation)

        1-3305                                 22-1109110
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  (Commission File Number)       (I.R.S Employer Identification No.)

         One Merck Drive, PO Box 100, Whitehouse Station, NJ 08889-0100
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         (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code  (908)423-1000
                                                    -------------



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Item 5.  Other Events

Incorporated by reference is a press release issued by the Registrant on May 13, 1997, attached as Exhibit 99, concerning the Registrant's announcement of the signing of a definitive agreement for the sale of its crop protection business to Novartis for $910 million.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99     Press release issued           Filed with
                    May 13, 1997                   this document



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                MERCK & CO., Inc.




Date:  May 15, 1997                             By: /s/ Dolores O. Rosinski
                                                    ----------------------------
                                                    DOLORES O. ROSINSKI
                                                    Senior Assistant Secretary

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                                  EXHIBIT INDEX



  Exhibit
   Number          Description
   ------          -----------
     99            Press release issued May 13, 1997